THE PREFERRED GROUP OF MUTUAL FUNDS

                   Prospectus Supplement dated March 30, 1998
                      to Prospectus dated November 1, 1997

1. PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND

         Caterpillar Investment Management Ltd. ("CIML") proposes to terminate, effective April 1, 1998, its subadvisory agreement with J.P. Morgan Investment Management, Inc. with respect to the Preferred Short-Term Government Securities Fund (the "Fund"). After termination of the subadvisory agreement, Robert H. Schumacher, Senior Portfolio Manager at CIML, will have primary responsibility for the day-to-day management of the Fund's portfolio. Mr. Schumacher has been employed by CIML since January 1998. Prior to joining CIML, he was Vice President at Arbor Research and Trading (from April 1997 to January 1998) and Senior Vice President (from July 1990 to February 1997), Chief Fixed Income Strategist (from January 1994 to February 1997) and Senior Portfolio Manager (from July 1990 to January 1994) for Zurich-Kemper Investments.


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